SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               November 17, 2010
               Date of Report (Date of Earliest Event Reported)

                             CASINO PLAYERS, INC.
            (Exact name of registrant as specified in its charter)


Nevada 	 			333-138251	 	 54-2156042
(State or other jurisdiction	(Commission File Number) (I.R.S. Employer
of incorporation)	 	 			 Identification No.)

                            24 N. Commerce Parkway
                                   Suite 105
                               Weston, FL  33326
             (Address of principal executive offices and Zip Code)


                                (954) 684-8288
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                   ________________________________________

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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 18, 2010, Casino Players, Inc., a Nevada corporation (the "Company"), terminated its engagement of its independent registered public accounting firm, Larry O'Donnell, CPA, P.C. ("O'Donnell"), effective as of that date.

O'Donnell served as the certifying accountants for the Company's financial statements for the past two fiscal years of the Company. From the date on which O'Donnell was engaged until the date of its resignation, there were no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O'Donnell would have caused it to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in Item 304(a)(1)(v), paragraphs
(A) through (D), of Regulation S-K.

The Company had provided O'Donnell with a copy of the disclosures it is making in this Form 8-K in response to Item 304(a) of Regulation S-K. The Company had also requested O'Donnell to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has filed such letter from O'Donnell as Exhibit 16.1 to this Form 8-K.

On November 18, 2010, the Company engaged Malcolm L. Pollard ("Pollard"), as
the Company's independent public accountants.   Pollard been engaged to audit
the Company's financial statements for the fiscal year ending December 31, 2010 and to review the Company's unaudited financial statements for interim periods, commencing with the quarter ended September 30, 2010.

Neither the Company nor anyone on its behalf consulted Pollard regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

The decision to engage Pollard was approved by the Board of Directors on November 17, 2010.

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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
Number	Description

16.1		Letter from Larry O'Donnell, CPA, P.C.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 				CASINO PLAYERS, INC.


Date: November 19, 2010 	By:	/s/ WILLIAM G. FORHAN
 				Name:	William G. Forhan
 				Title:	Chief Executive Officer
				(Principal Executive and Principal
				Financial and Accounting Officer)


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